UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AYRO, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

Telephone: (512) 994-4917

October 26, 2022

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of AYRO, Inc. to be held at 12:00 p.m., New York time, on December 14, 2022. The annual meeting will be conducted in a virtual format only via live webcast at www.virtualshareholdermeeting.com/AYRO2022.

In light of public health concerns regarding the ongoing coronavirus pandemic, this year’s annual meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the annual meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the annual meeting by visiting www.proxyvote.com, and during the annual meeting by visiting www.virtualshareholdermeeting.com/AYRO2022. Specific instructions for accessing the meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and proxy card or voting instruction form you received. If you encounter any difficulties accessing the virtual annual meeting, please call the technical support number available on the virtual meeting page on the morning of the annual meeting.

Your vote is very important. Whether or not you expect to be present at the annual meeting, after receiving the Notice of Internet Availability, please vote as promptly as possible to ensure your representation and the presence of a quorum at the annual meeting. As an alternative to voting during the annual meeting, you may vote online, by phone or by mail by following the instructions on the enclosed proxy card. Voting online, by phone or by written proxy ensures your representation at the annual meeting regardless of whether you attend the virtual meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the annual meeting and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the annual meeting. On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting virtually.

If you have any questions or need assistance with voting, please contact Kingsdale Advisors, our proxy solicitor, by calling toll-free at 888-518-6554 or collect at 416-867-2272, or via e-mail at contactus@kingsdaleadvisors.com.

If you plan to virtually attend the annual meeting, you will need the 16-digit control number on the enclosed proxy card or on the instructions that accompany your proxy materials. The annual meeting will begin promptly at 12:00 p.m., New York time. Online check-in will begin at 11:45 a.m., New York time, and you should allow ample time for the online check-in procedures.

Thank you for your support of our company. I look forward to seeing you at the annual meeting.

Sincerely,

/s/ Joshua Silverman
Joshua Silverman
Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 14, 2022:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and

2021 Annual Report to Stockholders are available at:

www.proxyvote.com

900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

Telephone: (512) 994-4917

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 14, 2022

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of AYRO, Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m., New York time, on December 14, 2022, virtually only via live webcast over the Internet at www.virtualshareholdermeeting.com/AYRO2022. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of seven directors to serve on our board of directors for a term of one year or until their successors are elected and qualified, for which the following are nominees: Thomas M. Wittenschlaeger, Joshua Silverman, Wayne R. Walker, George Devlin, Sebastian Giordano, Zvi Joseph, and Greg Schiffman.
(2)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
(3)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the board of directors recommends a vote “FOR” each director nominee and “FOR” Proposal 2.

In light of public health concerns regarding the ongoing coronavirus pandemic, this year’s Annual Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the Annual Meeting by visiting www.proxyvote.com, and during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AYRO2022, and entering the 16-digit control number included on the enclosed proxy card or on the instructions that accompany your proxy materials. Specific instructions for accessing the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and proxy card or voting instruction form you received.

The board of directors has fixed the close of business on October 24, 2022 as the record date for the Annual Meeting (the “Record Date”). Only holders of record at the close of business on the Record Date of shares of our common stock and our Series H-6 Convertible Preferred Stock are entitled to receive notice of the Annual Meeting. Only holders of record at the close of business on the Record Date of shares of our common stock and our Series H-6 Convertible Preferred Stock, subject to the terms of the Certificate of Designations, Preferences and Rights of the Series H-6 Convertible Preferred Stock, are entitled to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will also be available for viewing during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AYRO2022.

You can vote virtually during the Annual Meeting by use of a proxy card if you receive a printed copy of our proxy materials, or via the Internet or telephone as indicated on the proxy card. If you hold shares of our common stock as the stockholder of record, then you have the right to vote those shares at the Annual Meeting. If you are a beneficial owner and hold shares of our common stock in street name, then you can vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm, or other nominee and are not required to take any additional action to obtain a legal proxy. Please follow the instructions at www.virtualshareholdermeeting.com/AYRO2022 in order to vote your shares during the Annual Meeting, whether you hold your shares of record or in street name.

Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares as promptly as possible by Internet, telephone or mail so that your shares may be represented and voted at the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. PLEASE VOTE IN ONE OF THESE WAYS:

●	USE THE TOLL-FREE NUMBER shown on your proxy card;
●	VISIT THE WEBSITE noted on your proxy card to vote via the Internet; or
●	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE VIRTUALLY IF THEY DESIRE.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting virtually and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

/s/ Thomas M. Wittenschlaeger
Thomas M. Wittenschlaeger
Chief Executive Officer

October 26, 2022

i

AYRO, INC.

900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

Telephone: (512) 994-4917

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 14, 2022

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “AYRO” refer to AYRO, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock and Series H-6 Convertible Preferred Stock, par value $0.0001 per share (“Series H-6 Preferred Stock”).

The accompanying proxy is solicited by the board of directors (the “Board”) on behalf of the Company to be voted at the 2022 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/AYRO2022, on December 14, 2022 at 12:00 p.m., New York time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any postponement(s), adjournment(s) or recess(es) thereof. This Proxy Statement and accompanying form of proxy are dated October 26, 2022.

If you held shares of our common stock or Series H-6 Preferred Stock at the close of business on the Record Date (as defined below), you are invited to attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/AYRO2022 and vote on the proposal described in this proxy statement.

The executive offices of the Company are located at, and the mailing address of the Company is, 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664.

The Company will pay the costs of soliciting proxies from stockholders. We have retained Kingsdale Advisors to assist in the solicitation of proxies for a fee of $10,000 plus reimbursement of expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 14, 2022:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this proxy statement, the proxy card and our 2021 Annual Report, which includes our annual report for the fiscal year ended December 31, 2021, available to stockholders electronically via the Internet at the following website: www.proxyvote.com. On or about October 28, 2022, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

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ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares during the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model, which allows us to deliver proxy materials over the Internet as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about October 28, 2022, we expect to begin mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders, including the following:

(1)	Election of seven directors to serve on our Board for a term of one year or until their successors are elected and qualified, for which the following are nominees: Thomas M. Wittenschlaeger, Joshua Silverman, Wayne R. Walker, George Devlin, Sebastian Giordano, Zvi Joseph, and Greg Schiffman (“Proposal 1”).
(2)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”).
(3)	Such other business as may properly come before the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of our proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. If you are a stockholder of record, you may obtain additional copies at the same address you share with other stockholders by contacting Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are a beneficial owner and hold your shares in a brokerage or custody account, you can request additional copies of the proxy materials at the same address you share with other stockholders or you can request householding by notifying your broker, bank or other nominee.

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What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares held in each of your different accounts to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on October 24, 2022 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. Only holders of record at the close of business on the Record Date of shares of our common stock and Series H-6 Preferred Stock are entitled to receive notice of the Annual Meeting. Only holders of record at the close of business on the Record Date of shares of our common stock and our Series H-6 Convertible Preferred Stock, subject to the terms of the Certificate of Designations, Preferences and Rights of the Series H-6 Convertible Preferred Stock, are entitled to vote, as a single class, at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. On the Record Date, 37,131,380 shares of common stock were issued and outstanding. On the Record Date, 50 shares of Series H-6 Preferred Stock, which are convertible into 1,440 shares of common stock, were issued and outstanding, and after application of the conversion price applicable for determination of the maximum number of votes a holder of Series H-6 Preferred Stock is entitled to cast pursuant to the terms of the Series H-6 Preferred Stock, subject also to the beneficial ownership limitation, as set forth in the Certificate of Designations, Preferences and Rights of the Series H-6 Preferred Stock, holders of Series H-6 Preferred Stock are entitled to an aggregate of 1,000 votes on the proposals described in this Proxy Statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Annual Meeting?

The holders of common stock and Series H-6 Preferred Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting, voting together as a single class on all matters described in this Proxy Statement. On the Record Date, such holders held total voting power of 37,132,380 shares.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting. Each holder of Series H-6 Preferred Stock is entitled to the number of votes equal to the number of whole shares of common stock into which the Series H-6 Preferred Stock beneficially owned by such holder are convertible as of the Record Date (subject to the 9.99% beneficial ownership limitations) on all matters presented to the stockholders, voting together with the holders of common stock as a single class; however, pursuant to the terms of the Series H-6 Preferred Stock as set forth in the Certificate of Designations, Preferences and Rights of the Series H-6 Preferred Stock, holders of Series H-6 Preferred Stock in no event shall be permitted to exercise a greater number of votes than such holders would have been entitled to cast if the Series H-6 Preferred Stock had immediately been converted into shares of common stock at a conversion price equal to $3.60. Accordingly, each holder of Series H-6 Preferred Stock is entitled to exercise votes for approximately 20.0 shares for each share of Series H-6 Preferred Stock held.

What constitutes a quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of no less than 33 1/3% of the outstanding shares of the Company’s capital stock entitled to vote is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, or the chairperson of the Annual Meeting (if any), may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

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What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Issuer Direct Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The proxy materials have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy materials have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”), and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Proposal 2 is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1.

How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Annual Meeting in person virtually or by proxy. To vote in person virtually, you must be logged in and registered to virtually attend the Annual Meeting and cast your vote before the announcement of the close of voting during the Annual Meeting. To vote by proxy, you must do one of the following:

●	USE THE TOLL-FREE NUMBER shown on your proxy card;
●	VISIT THE WEBSITE shown on your proxy card to vote via the Internet; or
●	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Joshua Silverman, Chairman of the Board, to serve as the proxy for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

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If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.

Who counts the votes?

All votes will be tabulated by Broadridge Investor Communication Solutions, Inc. (“Broadridge”), the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote for all director nominees or may withhold your vote as to one or more director nominees.
Proposal 2:	You may vote for the proposal, against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” each director nominee and “FOR” Proposal 2.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” each director nominee and “FOR” Proposal 2.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to Proposal 1, but will be able to vote those shares with respect to Proposal 2. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting during the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares online during the Annual Meeting to revoke your proxy.
●	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.
●	Giving written notice of revocation to the Company addressed to David E. Hollingsworth, Chief Financial Officer, at the Company’s address above, which notice must be received before noon, New York time on December 13, 2022.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

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What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the seven director nominees who receive the most votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected. Assuming the presence of a quorum, approval of Proposal 2 will require the affirmative vote of a majority of the voting power of the shares of our common stock and Series H-6 Preferred Stock, voting together as a single class, represented in person or by proxy at the Annual Meeting and entitled to vote on such proposals.

How are abstentions and broker non-votes treated?

Abstentions or votes withheld are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Votes withheld will have no effect with respect to the election of directors (Proposal 1). Abstentions will have the same effect as a vote against the ratification of the independent registered public accounting firm (Proposal 2).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Brokers who have not received voting instructions from the beneficial owner do not have discretionary authority to vote on the election of directors in Proposal 1. Therefore, broker non-votes will not be considered in the vote totals with respect to Proposal 1 and will have no effect on the vote regarding the election of directors. Broker non-votes are not applicable to Proposal 2 because your broker has discretionary authority to vote your shares with respect to such proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs associated with asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice of Annual Meeting of Stockholders and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale Advisors, by calling toll-free at 888-518-6554 or collect at 416-867-2272, or via e-mail at contactus@kingsdaleadvisors.com.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board currently consists of seven members. Our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Thomas M. Wittenschlaeger, Joshua Silverman, Sebastian Giordano, Greg Schiffman, Zvi Joseph, George Devlin and Wayne R. Walker for election at the Annual Meeting for a term of one year to serve until the Company’s 2023 annual meeting of stockholders, or until their respective successors have been elected and qualified. The seven director nominees who receive the most votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected. Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

Corporate History

On May 28, 2020, pursuant to the Agreement and Plan of Merger, dated December 19, 2019 (the “Merger Agreement”), by and among the Company, previously known as DropCar, Inc. (“DropCar”), ABC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and AYRO Operating Company, a Delaware corporation previously known as AYRO, Inc. (“AYRO Operating”), Merger Sub was merged with and into AYRO Operating, with each issued and outstanding share of AYRO Operating’s common stock, including shares underlying AYRO Operating’s outstanding equity awards and warrants, being converted into the right to receive 1.3634 shares (the “Exchange Ratio”) of the Company’s common stock, and with AYRO Operating continuing after the merger as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”). Upon completion of the Merger on May 28, 2020, the Company changed its name to “AYRO, Inc.”

Effective as of 6:05 pm Eastern Time on May 26, 2020, we filed an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of our common stock, at a ratio of one share for ten shares. Immediately following the reverse stock split, we issued a stock dividend of one share of the Company’s common stock for each outstanding share of common stock to all holders of record immediately following the effective time of the reverse stock split. The net result of the reverse stock split and the stock dividend was a 1-for-5 reverse stock split (the “Reverse Split”). Except as otherwise provided herein, all share amounts for periods or as of a date that precedes the Reverse Split have been adjusted to give effect to the Reverse Split.

Directors and Nominees

The following table sets forth the name, age and positions as of the Record Date of the directors currently serving on our Board, each of whom is also a director nominee:

Name	Age	Director Since	Position with the Company
Thomas M. Wittenschlaeger	65	December 2021	Chief Executive Officer and Director
Joshua Silverman	52	August 2016	Chairman of the Board
Sebastian Giordano	65	February 2013	Director
Greg Schiffman	64	February 2018	Director
Zvi Joseph	56	January 2018	Director
George Devlin	69	May 2020	Director
Wayne R. Walker	63	December 2020	Director

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The following sets forth biographical information and the qualifications and skills for each director nominee:

Thomas M. Wittenschlaeger. Mr. Wittenschlaeger is an experienced executive with a background in the electric vehicle (“EV”) industry and vehicle technologies businesses. Mr. Wittenschlaeger has served as the Company’s Chief Executive Officer since September 2021. From August 2019 to September 2021, Mr. Wittenschlaeger served as chief executive officer of Nantmobility, Inc., an EV company in the micromobility segment. From February 2015 to July 2019, he served as an executive at FOX Factory, Inc., a developer of off-road and performance vehicle components, serving as President of its Powered Vehicles Group from February 2015 to June 2018, and as Chief Strategy Officer from June 2018 to July 2019. Prior to joining FOX Factory, Inc., Mr. Wittenschlaeger served as President of NantTronics, Inc., a wireless infrastructure and enabling technologies company, from November 2012 to January 2015. From December 2011 to November 2012 he served as chairman and chief executive officer of KeyOn Communications Holdings, Inc., during which time he guided the company through a business rationalization, comprehensive financial restructuring, asset divestiture and controlled wind-down and restored two businesses to operations from a shutdown state. During a 16-year stint at the Hughes Aircraft Company, he researched advanced technology products for the automotive market as well as for the military transport market decades in advance of their ultimate adoption. Mr. Wittenschlaeger holds a B.S. in electrical engineering from the United States Naval Academy and is a graduate of the Executive Program in Management, Business Administration, and Operations at the Anderson School of Management, University of California at Los Angeles. His portfolio of patents includes IP in vehicle damper tuning, wireless infrastructure, cyber resiliency and supercomputing.

Joshua Silverman. Mr. Silverman has been our director since May 28, 2020, and currently serves as Chairman of the Board. Mr. Silverman currently serves as the managing member of Parkfield Funding LLC. Mr. Silverman was the co-founder of, and a principal and managing partner, of Iroquois Capital Management, LLC (“Iroquois”), an investment advisory firm. From its inception in 2003 until July 2016, Mr. Silverman served as co-chief investment officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies, and was often called upon by such companies to solve inefficiencies relating to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as co-chief investment officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as assistant press secretary to the President of the United States. Mr. Silverman currently serves as a director of MYMD Pharmaceuticals, Inc. (NASDAQ: MYMD), Pharmacyte, Inc. (NASDAQ: PMCB), Synaptogenix, Inc. (NASDAQ: SNPX) and Petros Pharmaceutical, Inc. (NASDAQ: PTPI), all of which are public companies. He previously served as a director of National Holdings Corporation from July 2014 through August 2016 and as a director of Marker Therapeutics, Inc. from August 2016 until October 2018. Mr. Silverman received his B.A. from Lehigh University in 1992. Mr. Silverman’s qualifications to sit on the Board include his experience as an investment banker, management consultant and director of numerous public companies.

Sebastian Giordano. Mr. Giordano served as a member of the DropCar Board of Directors since the completion of the business combination with DropCar, Inc. (“Private DropCar”) and DC Acquisition Corporation, pursuant to which Private DropCar became a wholly owned subsidiary of WPCS International Incorporated (“WPCS”), which then changed its name to DropCar on January 30, 2018 (the “2018 Merger”), and, prior to that time, served as a director of WPCS since February 2013, and has continued to serve as a director following the Merger with AYRO Operating. Mr. Giordano served as the Interim Chief Executive Officer of WPCS from August 2013 until April 25, 2016, when the interim label was removed from his title. He served as the Chief Executive Officer of WPCS since such time through the closing of the 2018 Merger. Mr. Giordano has served as Chairman and Chief Executive Officer of Transportation and Logistics Systems, Inc. (OTCQB: TLSS) since January 2022. Since 2002, Mr. Giordano has been Chief Executive Officer of Ascentaur, LLC, a business consulting firm providing comprehensive strategic, financial and business development services to start-up, turnaround and emerging growth companies. From 1998 to 2002, Mr. Giordano was Chief Executive Officer of Drive One, Inc., a safety training and education business. From 1992 to 1998, Mr. Giordano was Chief Financial Officer of Sterling Vision, Inc., a retail optical chain. Mr. Giordano received B.B.A. and M.B.A. degrees from Iona College. Mr. Giordano’s qualifications to sit on the Board include his broad management experience, including having served as Chief Executive Officer of WPCS.

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Greg Schiffman. Mr. Schiffman served as a member of the DropCar Board of Directors since the closing of the 2018 Merger, and has continued to serve as a director following the Merger with AYRO Operating. Mr. Schiffman has served as the Chief Financial Officer of privately-held AbSci, LLC since April 2020. He previously served as the Chief Financial Officer of Vineti, Inc. from October 2017 through April 2018. He also previously served as the Chief Financial Officer of each of Iovance Biotherapeutics (formerly Lion Biotechnologies), from October 2016 through June 2017, Stem Cells, Inc., from January 2014 through September 2016, Dendreon Corporation, from December 2006 through December 2013 and Affymetrix Corporation, from August 2001 through November 2006. He currently serves on the boards of directors of several private companies. Mr. Schiffman holds a B.S. in Accounting from DePaul University and an MM (MBA) from Northwestern University Kellogg Graduate School of Management. Mr. Schiffman’s qualifications to sit on the Board include his financial background, business experience and education.

Zvi Joseph. Mr. Joseph served as a member of the DropCar Board of Directors since the closing of the 2018 Merger, and has continued to serve as a director following the Merger with AYRO Operating. He has served as Deputy General Counsel of Amdocs Limited, a publicly traded corporation that provides software and services to communications and media companies, since October 2005. He received his A.A.S. in Business Administration from Rockland Community College, his B.A. in Literature from New York University and his J.D. from Fordham University School of Law. He also holds a Certificate in Business Excellence from Columbia University School of Business and a Corporate Director Certificate, Corporate Governance, from Harvard Business School. Mr. Joseph is NACD Directorship Certified®. Mr. Joseph’s qualifications to sit on the Board include his legal experience and education.

George Devlin. Mr. Devlin has, since 2007, managed his own consulting business, Venture Connections (G&L Devlin Limited), primarily focused on helping early stage companies with fundraising, commercialization and strategic planning. From 2005 to 2007, Mr. Devlin worked in operations at Texas Pacific Group (TPG – Private Equity), where he supported deal partners on due diligence and transformation activities involved in deals. From 2002 to 2005, Mr. Devlin served as Chief Executive Officer of Vivecon, a Stanford University start-up in Supply Chain Risk Management solutions. From 2001 to 2002, he served as Chief Operations Officer of Converge, Inc. From 1998 to 2001, Mr. Devlin worked at Compaq Computer Corporation, eventually holding the post of Senior Vice President of Global Operations based in Houston, Texas. He is a native of Scotland and graduated with a Business Studies diploma and a post-graduate diploma in Human Resources from Glasgow Polytechnic, now called Caledonian University. Mr. Devlin’s qualifications to sit on the board include his international experience and expertise, ranging from a successful career as an executive in a major global corporation (supply chain and operations) to becoming an entrepreneur and helping many early stage start-up technology companies globally.

Wayne R. Walker. Mr. Walker has over 35 years of experience in corporate governance, turnaround management, corporate restructuring and bankruptcy matters. In 1998, Mr. Walker founded Walker Nell Partners, Inc., an international business consulting firm, and has served as its president from its founding to the present. Before founding Walker Nell Partners, Inc., Mr. Walker worked for 15 years at the DuPont Company in Wilmington, Delaware in the Securities and Bankruptcy group, where he worked in the Corporate Secretary’s office and served as Senior Counsel. From 2018 to the present, Mr. Walker has served as a director of Wrap Technologies, Inc. (NASDAQ: WRAP), an innovator of modern policing solutions, where he also serves as Chair of the Nominating and Governance Committee and of the Compensation Committee. From 2018 to the present, Mr. Walker has served as a director of Pitcairn Company and as the Chair of its Compensation Committee. From 2013 to 2014, Mr. Walker served as Chairman of the Board of Directors of BridgeStreet Worldwide, Inc., a global provider of extended corporate housing. From 2016 to 2018, Mr. Walker served as Chairman of the Board of Directors of Last Call Operating Companies, an owner of various national restaurants. From 2013 to 2020, Mr. Walker served as Chairman of the Board of Trustees of National Philanthropic Trust, a public charity. From 2018 to 2020, Mr. Walker served as Vice President of the Board of Education of the City of Philadelphia. From 2020 to the present, Mr. Walker has served as a director of Petros Pharmaceuticals, Inc. (NASDAQ: PTPI), which focuses on men’s health, where he also serves as Chair of the Nominating and Governance Committee. Mr. Walker has also served on the board of directors for the following companies and foundations: Seaborne Airlines, Inc., Green Flash Brewery, Inc., and Eagleville Hospital and Foundation. Mr. Walker has a Doctor of Jurisprudence from Catholic University (Washington, DC) and a Bachelor of Arts from Loyola University (New Orleans). He is an attorney licensed by the State Bar of Georgia. He is a member of the State Bar Association of Georgia, American Bar Association, American Bankruptcy Institute and Turnaround Management Association. Mr. Walker’s qualifications to serve on the Board include his business experience and his extensive board experience.

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The Board regards all of the individuals above as competent professionals with many years of experience in the business community. The Board believes that the overall experience and knowledge of the members of Board will contribute to the overall success of our business.

Unless otherwise directed in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by such proxy for the election of the director nominees. All of the seven director nominees are presently directors of the Company.

Family Relationships

There are no family relationships among any of our directors and executive officers.

Vote Required

The seven director nominees who receive the most votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected.

The Board recommends a vote FOR the director nominees.

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CORPORATE GOVERNANCE

AYRO, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Corporate Code of Conduct and Ethics and Whistleblower Policy

We have adopted a Corporate Code of Conduct and Ethics and Whistleblower Policy that applies to all of our associates, as well as each of our directors and certain persons performing services for us. The Corporate Code of Conduct and Ethics and Whistleblower Policy addresses, among other things, competition and fair dealing, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Corporate Code of Conduct and Ethics and Whistleblower Policy, employee misconduct, improper conflicts of interest or other violations. Our Corporate Code of Conduct and Ethics and Whistleblower Policy is available on our website at https://ayro.com/ in the “Governance” section found under the “Investors” tab. We intend to disclose any amendments to, or waivers from, our Corporate Code of Conduct and Ethics and Whistleblower Policy at the same website address provided above.

Board Composition

Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws, as amended (“Bylaws”), provide that our Board will consist of such number of directors as determined from time to time by resolution adopted by our Board. Any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. As of October 26, 2022, the Board consists of Thomas M. Wittenschlaeger, Joshua Silverman, Wayne R. Walker, George Devlin, Sebastian Giordano, Zvi Joseph, and Greg Schiffman.

Board Diversity

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. The Company values diversity on a Company-wide basis and seeks to achieve a mix of directors that represent a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although the Board does not establish specific goals with respect to diversity, the Board’s overall diversity is a significant consideration in the director nomination process. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

In accordance with Rule 5605(f) of the NASDAQ Listing Rules (the “NASDAQ Rules”), the following chart sets forth certain self-identified personal demographic characteristics of our directors.

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Board Diversity Matrix (As of October 26, 2022)

Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	7	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	5	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Director Independence

We are currently listed on the NASDAQ Capital Market and therefore rely on the definition of independence set forth in the NASDAQ Rules. Under the NASDAQ Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director and director nominee concerning his background, employment, and affiliations, including family relationships, we have determined that our current directors Messrs. Silverman, Schiffman, Joseph, Devlin and Walker have no material relationship with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the NASDAQ Listing Rules.

Board Committees, Meetings and Attendance

During the fiscal year ended December 31, 2021, the Board 11 meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of stockholders, either in person or by teleconference. During 2021, each director attended, either in person or telephonically, at least 75% of the aggregate Board meetings and meetings of committees on which he served during his tenure as a director or committee member, and a majority of directors did not attend the Company’s 2021 annual meeting.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation and Human Resources Committee and a Nominating and Corporate Governance Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at https://ayro.com/ in the “Governance” section under “Investors.”

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As of October 26, 2022, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Joshua Silverman*	Member	Member	Chairman
Greg Schiffman	Chairman	Member	Member
Zvi Joseph	Member	Chairman	Member

*	Chairman of the Board of Directors

Audit Committee

Our Audit Committee is responsible for, among other matters:

●	approving and retaining the independent auditors to conduct the annual audit of our financial statements;
●	reviewing the proposed scope and results of the audit;
●	reviewing and pre-approving audit and non-audit fees and services;
●	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;
●	reviewing and approving transactions between us and our directors, officers and affiliates;
●	recognizing and preventing prohibited non-audit services;
●	establishing procedures for complaints received by us regarding accounting matters;
●	overseeing internal audit functions, if any; and
●	preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Audit Committee is composed of Greg Schiffman (chairman), Zvi Joseph and Joshua Silverman. Our Board has determined that Messrs. Schiffman, Joseph and Silverman are independent in accordance with NASDAQ Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has also reviewed the education, experience and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Greg Schiffman qualifies as an “audit committee financial expert,” as defined by the rules of the SEC. During the fiscal year ended December 31, 2021, the Audit Committee held four meetings.

Compensation and Human Resources Committee

Our Compensation and Human Resources Committee is responsible for, among other matters:

●	reviewing and approving the compensation arrangements for management, including the compensation for our chief executive officer;
●	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation and Human Resources Committee;
●	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;
●	administering our incentive compensation plans;
●	preparing the report of the Compensation and Human Resources Committee if such report is required by the SEC to be included in our annual meeting proxy statement or Annual Report on Form 10-K;
●	reviewing and approving any employment agreements and any severance arrangements or plans;
●	reviewing and approving employment benefit plans;
●	reviewing director compensation for Board and committee services;
●	reviewing the Company’s diversity and inclusion initiatives; and
●	reviewing the effectiveness of the Company’s human resources and human capital management policies, practices, strategies and goals.

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In October 2022, the Board, at the recommendation of our Compensation Committee, renamed the Compensation Committee as the Compensation and Human Resources Committee. Our Compensation and Human Resources Committee is composed of Greg Schiffman, Zvi Joseph (chairman) and Joshua Silverman. Our Board has determined that Messrs. Schiffman, Joseph and Silverman are independent in accordance with NASDAQ Rules. The Compensation and Human Resources Committee has the authority to delegate to subcommittees of the Compensation and Human Resources Committee any of the responsibilities of the full committee. The Compensation and Human Resources Committee may invite such members of management to its meetings as it deems appropriate. However, no officer may be present during Compensation and Human Resources Committee deliberations or voting at which his or her compensation is discussed or determined. During the fiscal year ended December 31, 2021, the Compensation and Human Resources Committee held three meetings. In the fiscal year ended December 31, 2021, the Company did not retain the services of any compensation consultants.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

●	evaluating the current composition, organization and governance of the Board and its committees, and making recommendations for changes thereto;
●	reviewing each director and nominee annually;
●	determining desired Board member skills and attributes and conducting searches for prospective members accordingly;
●	evaluating nominees, and making recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, proposal of the slate of directors for election to the Board, and the termination of membership of individual directors in accordance with the Board’s governance principles;
●	overseeing the process of succession planning for the chief executive officer and, as warranted, other senior officers of the Company;
●	developing, adopting and overseeing the implementation of a code of business conduct and ethics; and
●	administering the annual Board performance evaluation process.

Our Nominating and Corporate Governance Committee is composed of Greg Schiffman, Zvi Joseph and Joshua Silverman (chairman). During the fiscal year ended December 31, 2021, the Nominating Committee held one meeting.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2021.

Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to our Secretary at our corporate offices at 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

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In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;
●	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and
●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and principal executive officer are filled by two separate individuals. Mr. Silverman currently serves as our Chairman of the Board, and Mr. Wittenschlaeger currently serves as our principal executive officer. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks. Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation and Human Resources Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation and Human Resources Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation and Human Resources Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

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Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Secretary, AYRO, Inc., 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664. Our Secretary will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Insider Trading Policy; Prohibition on Hedges and Pledges

We have an insider trading policy that prohibits our directors, executive officers, employees, independent contractors, consultants and their respective family members from the purchasing or selling our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees and their respective family members from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Financial Officer.

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DIRECTOR COMPENSATION

The following table sets forth summary information concerning the total compensation earned by each member of our Board during the year ended December 31, 2021 for services to the Company, except for Thomas M. Wittenschlaeger, our Chief Executive Officer, who did not receive any compensation for his service as a director in 2021 and whose compensation is reported in “Executive Compensation—Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All other compensation	Total ($)
Greg Schiffman	$57,504	$199,160	$-	$256,664
Joshua Silverman	132,996	321,720	-	454,716
Sebastian Giordano	45,000	199,160	-	244,160
Zvi Joseph	45,000	199,160	-	244,160
George Devlin	45,000	199,160	-	244,160
Wayne R. Walker	45,000	199,160		244,160

(1)	Amounts reflect the full grant-date fair value of stock awards granted during the relevant fiscal year computed in accordance with Accounting Standards Codification (“ASC”) Topic 718, rather than the amounts paid to or realized by the named individual. We provided information regarding the assumptions used to calculate the value of all stock awards and option awards made to our directors in Note 3 to the audited consolidated financial statements for the year ended December 31, 2021 included in our Annual Report on Form 10-K initially filed on March 23, 2022, as amended (the “Form 10-K”).

On February 24, 2021, the Board approved annual director compensation for the director compensation cycle beginning on February 1, 2021. The Board approved the following annual cash retainer fees for the members of the Board: (A) to each non-executive director, an annual cash retainer fee of $45,000; (B) to the chairman of the Board, an additional annual cash retainer fee of $80,000; (C) to the chair of each Board committee, additional cash compensation as follows: (x) $12,500 to the Audit Committee Chair, (y) $11,500 to the Compensation and Human Resources Committee Chair, and (z) $8,000 to the Nominating and Governance Committee Chair. Additionally, on February 24, 2021, pursuant to the AYRO, Inc. 2020 Long-Term Incentive Plan (the “Plan”), the Company issued an aggregate of 172,000 shares of restricted stock to its non-employee directors, as shown in the following table.

Director	Awarded Shares(1)
Josh Silverman	42,000
George Devlin	26,000
Sebastian Giordano	26,000
Zvi Joseph	26,000
Greg Schiffman	26,000
Wayne Walker	26,000

(1)	Fifty percent of such shares vested on June 30, 2021, and the remaining shares vested in two equal quarterly installments over the following six months. As of December 31, 2021, there were no equity awards outstanding for any of our directors.

On February 1, 2022, the Board approved annual director compensation for the director compensation cycle beginning on February 1, 2022. The Board approved the following annual cash retainer fees for the members of the Board: (A) to each non-executive director, an annual cash retainer fee of $47,250; (B) to the chairman of the Board, an additional annual cash retainer fee of $84,000; (C) to the chair of each Board committee, additional cash compensation as follows: (x) $12,500 to the Audit Committee Chair, (y) $11,500 to the Compensation and Human Resources Committee Chair, and (z) $8,000 to the Nominating and Governance Committee Chair. Additionally, on February 1, 2022, pursuant to the Plan, the Company issued an aggregate of 442,249 shares of restricted stock to its non-employee directors, as shown in the following table:

Director	Awarded Shares	Vesting Schedule
Josh Silverman	114,729	See (1) below
George Devlin	65,504	See (1) below
Sebastian Giordano	65,504	See (1) below
Zvi Joseph	65,504	See (1) below
Greg Schiffman	65,504	See (1) below
Wayne Walker	65,504	See (1) below

(1)	Vests in four equal installments on each quarterly anniversary of the date of grant, provided that the director has continuously provided services to the Company through such date.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of the Record Date by:

●	each person known by us to beneficially own more than 5.0% of our common stock;
●	each of our directors and nominees;
●	each of our current executive officers;
●	each of our named executive officers; and
●	all of our directors and executive officers as a group.

The number and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we consider all shares of unvested restricted stock to be outstanding because the holders of unvested restricted stock have the right to vote such stock. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address, unless otherwise specified in the notes below, is c/o AYRO, Inc., 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664. As of the Record Date, we had 37,131,380 shares of common stock outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage Beneficially Owned (1)
Beneficial Owners of 5% or More of Our Common Stock
Alpha Capital Anstalt (2)	2,296,073	6.2%
Richard Abbe (3)	3,113,403	8.4%
Current Executive Officers, Named Executive Officers and Directors
George Devlin (4)	121,636	*	%
Sebastian Giordano (5)	135,839	*	%
David E. Hollingsworth	-	*	%
Zvi Joseph (6)	128,373	*	%
Rodney C. Keller, Jr. (7)	420,854	1.1%
Richard Perley (8)	59,752	*	%
Joshua Silverman (9)	237,169	*	%
Greg Schiffman (10)	129,859	*	%
Curtis Smith (11)	225,313	*	%
Wayne R. Walker (12)	85,004	*	%
Thomas M. Wittenschlaeger (13)	50,000	*	%
All Current Executive Officers and Directors as a Group	887,880	2.4%

*	represents ownership of less than 1%.

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of the Record Date. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

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(2)

Based on a Schedule 13G filed on January 24, 2022 by Alpha Capital Anstalt. The address of Alpha Capital Anstalt is Altenbach 8, FL-9490 Vaduz, Furstentums, Liechtenstein. Alpha Capital Anstalt is the beneficial owner of 2,296,073 shares of our common stock.

(3)

Based on a Schedule 13G jointly filed on February 24, 2022 by Richard Abbe, Kimberly Page and Iroquois Capital Management L.L.C. Represents (i) 1,125,000 shares of our common stock, currently exercisable warrants to purchase 829,003 shares of our common stock and preferred stock convertible into 963 shares of our common stock held by Iroquois Capital Investment Group LLC (“ICIG”) and (ii) 23,000 shares of our common stock, currently exercisable warrants to purchase 1,133,569 shares of our common stock and preferred stock convertible into 1,868 shares of our common stock held by Iroquois Master Fund Ltd. (“Iroquois Master Fund”). Mr. Abbe exercises sole voting and dispositive power over the shares held by ICIG and shares voting and dispositive power over the shares held by Iroquois Master Fund with Ms. Page. As such, Mr. Abbe may be deemed to be the beneficial owner of all shares of common stock held by and underlying the warrants and shares of preferred stock (each subject to certain beneficial ownership blockers) held by ICIG and Iroquois Master Fund and Ms. Page may be deemed to be the beneficial owner of all shares of common stock held by and underlying the warrants and shares of preferred stock (each subject to certain beneficial ownership blockers) held by Iroquois Master Fund.

(4)	Mr. Devlin’s total includes 121,636 shares of common stock.
(5)	Mr. Giordano’s total includes 135,839 shares of common stock.
(6)	Mr. Joseph’s total includes 128,373 shares of common stock.

(7)	Mr. Keller’s total includes options to purchase 420,854 shares of common stock that are exercisable within 60 days of the Record Date. Mr. Keller resigned effective as of September 21, 2021. The amount reported is based solely on the Company’s records and Mr. Keller’s most recently filed Form 4.

(8)	Mr. Perley’s total includes options to purchase 59,752 shares of common stock that are exercisable within 60 days of the Record Date. Mr. Perley terminated his engagement with the Company effective as of January 14, 2022. The amount reported is based solely on the Company’s records and Mr. Perley’s most recently filed Form 4.

(9)	Mr. Silverman’s total includes 237,169 shares of common stock.
(10)	Mr. Schiffman’s total includes 129,859 shares of common stock.

(11)	Mr. Smith’s total includes options to purchase 225,313 shares of commons stock that are exercisable within 60 days of the Record Date. Mr. Smith resigned effective as of January 14, 2022. The amount reported is based solely on the Company’s records and Mr. Smith’s most recently filed Form 4.

(12)	Mr. Walker’s total includes 85,004 shares of common stock.

(13)	Mr. Wittenschlaeger’s total includes 50,000 shares of common stock.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership of such ordinary shares with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. As a matter of practice, our legal team assists our officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based solely on our review of the copies of such forms we have received, we believe that all required Section 16(a) reports were timely filed during our fiscal year ended December 31, 2021, except for the following: (i) Wayne Walker made a late Form 4 filing on August 9, 2021 with respect to one transaction, a broker-assisted sale of common stock; (ii) Zvi Joseph made a late Form 4 filing on August 9, 2021 with respect to one transaction, a broker-assisted sale of common stock; and (iii) George Devlin made a late Form 4 filing on August 9, 2021 with respect to one transaction, a broker-assisted sale of common stock.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with related persons are governed by our Corporate Code of Conduct and Ethics and Whistleblower Policy, which applies to all of our employees, as well as each of our directors and certain persons performing services for us. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by our Board, as a whole, or the Audit Committee and must be promptly disclosed as required by applicable law or regulation. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Corporate Code of Conduct and Ethics and Whistleblower Policy.

Related Party Transactions

Asset Sale

On December 19, 2019, DropCar and DropCar Operating, Inc. (“DropCar Operating”) entered into an asset purchase agreement with DC Partners, Spencer Richardson and David Newman (the “Asset Purchase Agreement”). DC Partners was a New York limited liability company managed by Spencer Richardson and David Newman. The Asset Purchase Agreement provided that DC Partners would purchase from DropCar Operating substantially all of the assets and certain specified liabilities of the DropCar business prior to the Merger, for a purchase price consisting of (i) the cancellation of any liabilities pursuant to the employment agreements by and between DropCar Operating and each of Mr. Richardson and Mr. Newman, respectively (except as otherwise set forth in (x) a Termination and Release Agreement to be entered into between DropCar and each of Mr. Richardson and Mr. Newman and/or (y) Section 3(h) of the employment agreements, which relates to indemnification with respect to services as a director of DropCar) and (ii) the assumption of all liabilities or obligations of DropCar (x) relating to or arising out of workers’ compensation claims of any employee which relate to events occurring prior to the closing of the Asset Sale Transaction and (y) arising under or relating to the assigned contracts pursuant to the Asset Purchase Agreement. On May 28, 2020, the parties to the Asset Purchase Agreement entered into Amendment No. 1 to the Asset Purchase Agreement (the “Asset Purchase Agreement Amendment”), which Asset Purchase Agreement Amendment (i) provided for the inclusion of up to $30,000 in refunds associated with certain insurance premiums as assets being purchased by DC Partners, (ii) amended the covenant associated with the funding of the DropCar business, such that we provided the DropCar business with additional funding of $175,000 at the closing of the transactions contemplated by the Asset Purchase Agreement and (iii) provided for a current employee of DropCar being transferred to DC Partners to provide transition services for a period of three months after the closing of the transactions contemplated by the Asset Purchase Agreement. The Asset Purchase Agreement closed on May 28, 2020, immediately following the consummation of the Merger.

AYRO Operating Related Party Transactions

Adams Note, Amendment, Lock-Up Agreement and Guarantee

On October 14, 2019, Mark Adams, a former director, was issued a secured promissory note in the aggregate principal amount of $500,000, in exchange for funding $100,000 to AYRO Operating on or before October 15, 2019, and $400,000 on or before October 24, 2019. The note was secured by a first lien security interest in all of the assets of AYRO Operating and accrued interest at 14% per annum, until the promissory note was repaid. The note was to mature on the earlier of March 12, 2020, or the date that is three business days following the closing of a reverse merger transaction involving AYRO Operating.

On December 13, 2019, AYRO Operating and Mr. Adams entered into an amendment to the promissory note, extending the maturity date of the note to April 30, 2021. As consideration, AYRO Operating issued 136,340 shares of common stock to Mr. Adams. Such shares were subject to a six-month lock-up period.

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AYRO has not paid any principal on the promissory note, but has paid all accrued interest timely as per the terms of the note. As of June 30, 2022, the aggregate principal amount of $500,000 and accrued interest was fully paid.

In April 2020, AYRO Operating issued a secured promissory note in the aggregate amount of $600,000 to an investor of AYRO Operating, pursuant to which Mark Adams entered into a personal guaranty for up to $300,000 of amounts owing under such secured loan, and, in connection therewith, AYRO Operating agreed to grant to each of the investor and Mark Adams a number of shares of AYRO Operating common stock that will convert into two percent (2%) of the aggregate issued and outstanding shares of DropCar immediately post-Merger. The entire principal balance of the loan plus accrued interest was paid off upon closing of the Merger.

Manufacturing Agreement with Cenntro

In April 2017, AYRO Operating entered into a Manufacturing Licensing Agreement (the “MLA”) and a supply chain contract with Cenntro Automotive Group (“Cenntro”), a manufacturer located in the People’s Republic of China that has historically been our primary supplier. Prior to the Merger, Cenntro was a significant stockholder in AYRO Operating. The MLA provides for Cenntro’s four-wheel sub-assemblies to be licensed and sold to AYRO Operating for final manufacturing and sale in the United States. We must sell a minimum number of units in order to maintain our exclusive supply chain contract. As of Under a memorandum of understanding signed between us and Cenntro on March 22, 2020, upon availability of the AYRO 411x vehicle (the “411x”), we agreed to purchase 300 units within the twelve months following the signing of the memorandum of understanding, and 500 units and 800 units in each of the following respective twelve-month periods. On July 9, 2020, in exchange for certain percentage discounts for raw materials, we made a $1.2 million prepayment for inventory. As of December 31, 2021 the balance of prepaid expenses and accrued expenses with Cenntro was $602,016. As of June 30, 2022, there was no longer a balance. Impairments of prepaid expenses led to a write-down, netted with the balance in accrued expenses. The remainder of the balance was expensed through cost of goods sold for $621,097.

On May 31, 2022, we received a letter from Cenntro purporting to terminate all agreements and contracts between the Company and Cenntro. Although we do not believe Cenntro’s termination of the MLA is valid, we have determined to cease production of the 411x and focus our resources on the development and launch of our model year 2023 refresh, the AYRO Z. We have canceled all purchase orders and future builds with Cenntro and currently intend to only order replacement parts for vehicles from Cenntro in the future. We are in discussions with Cenntro concerning the potential repurchase by Cenntro of unsaleable inventory. We expect to lose our exclusive license under the MLA, in which case Cenntro could sell identical or similar products through other companies or directly to our customers, which could have a material adverse effect on our results of operations and financial condition.

Adams Loan

In October 2019, we borrowed $0.50 million under a bridge loan from Mr. Adams. As an inducement for the bridge loan, we granted Mr. Adams 143,975 shares of common stock and in December 2019, we granted an additional 136,340 shares of common stock to Mr. Adams as consideration for extending the term date of the loan to April 30, 2021. In September 2020, the loan principal and accrued interest were paid in full.

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EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of the Record Date:

Name	Age	Position with the Company
Thomas M. Wittenschlaeger	65	Chief Executive Officer
David E. Hollingsworth	42	Chief Financial Officer

Please see the biography of Mr. Wittenschlaeger on page 8 of this Proxy Statement.

David E. Hollingsworth. Mr. Hollingsworth is a senior level accounting professional with extensive experience in financial reporting, analysis, regulation, and supervision. Mr. Hollingsworth has served as the Company’s Chief Financial Officer since August 2022 and as its Interim Chief Financial Officer from January 2022 to August 2022. From March 2021 until January 2022, Mr. Hollingsworth served as a consultant with Bridgepoint Consulting, a provider of financial, technology, and management consulting services, and served as the Company’s Controller under a consulting agreement between the Company and Bridgepoint Consulting. From January 2020 until March 2021, he served as Controller at Wondercide LLC, a pest control manufacturer. Before that, he worked as a Controller Consultant at Bridgepoint Consulting from October to December 2019. From September 2018 to September 2019, Mr. Hollingsworth served as Financial Controller of CPI Products, a manufacturer of plastic products, where he oversaw accounting and financial functions, directed human resources for corporate staff at three manufacturing locations, and designed and implemented department performance criteria and tracking. From May 2015 until August 2018, Mr. Hollingsworth served as Corporate Controller of Sunworks Inc, a provider of solar power systems. Mr. Hollingsworth holds a Master of Business Administration from Weber State University and a Bachelor of Science degree in Accounting from Brigham Young University - Idaho.

Compensation Philosophy and Process

Following the amendment and restatement of the Compensation and Human Resources Committee Charter in October 2022, the responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers and making compensation decisions with respect to such executive officers lies with our Compensation and Human Resources Committee. Prior to such amendment and restatement, compensation decisions were made by the Board following the recommendation of the Compensation and Human Resources Committee. In the fiscal year ended December 31, 2021, the Company did not retain the services of any compensation consultants.

The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our size and available resources. In 2021, we designed our executive compensation program to achieve the following objectives:

●	attract and retain executives experienced in developing and delivering products such as our own;
●	motivate and reward executives whose experience and skills are critical to our success;
●	reward performance; and
●	align the interests of our executive officers and other key employees with those of our stockholders by motivating our executive officers and other key employees to increase stockholder value.

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Summary Compensation Table

The following table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2021 and 2020 by (i) the individuals who served as our principal executive officer during the fiscal year ended December 31, 2021, (ii) our two most highly compensated executive officers, other than individuals who served as our principal executive officer, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2021, with compensation during fiscal year 2021 of $100,000 or more, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2021 (the individuals falling within categories (i), (ii) and (iii) are collectively referred to as the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All other compensation ($)	Total ($)
Thomas M. Wittenschlaeger (2)	2021	$71,106		$1,117,092	-	-	$1,188,198
Chief Executive Officer

Rod Keller (3) (4)	2021	$306,931			-	$650,000	$956,931
Former President and Chief Executive Officer	2020	$148,630	$74,315		$5,408,408	-	$5,631,353

Curtis Smith (3)(5)	2021	$226,506	$50,000		-	-	$276,506
Former Chief Financial Officer	2020	$118,904	$29,726		$391,243	-	$539,873

Richard Perley (3) (6)	2021	$149,998	$50,002		-	-	$200,000
Former Chief Marketing Officer	2020	$118,904	$29,726		$129,290	-	$277,920

(1)	The dollar amounts in this column represent the aggregate grant date fair value computed in accordance with ASC Topic 718. The assumptions underlying the determination of fair value of the awards are set forth in Note 3 of the financial statements included in our Form 10-K.
(2)	Appointed as an officer of the Company effective as of September 23, 2021. Information for fiscal year 2020 is not included because Mr. Wittenschlaeger was not a named executive officer during fiscal year 2020.
(3)	Appointed as an officer of the Company in connection with the consummation of the Merger on May 28, 2020. Compensation paid by AYRO Operating prior to the closing of the Merger is not reflected in the Summary Compensation Table.
(4)	Resigned effective as of September 21, 2021.
(5)	Resigned effective as of January 14, 2022.
(6)	Terminated engagement with the Company effective as of January 14, 2022.

Narrative Disclosure to Summary Compensation Table

The Company has entered into an executive employment agreement with Mr. Wittenschlaeger. Prior to the Merger, AYRO Operating had entered into employment agreements with each of Mr. Keller and Mr. Smith. Pursuant to the Merger Agreement, as a condition to the closing of the Merger, immediately prior to the effective time of the Merger, (i) the employment agreement between AYRO Operating and Mr. Keller then in effect was terminated, and DropCar entered into a new executive employment agreement with Mr. Keller, effective upon completion of the Merger, and (ii) AYRO Operating entered into an amendment to the current executive employment agreement with Mr. Smith, effective upon completion of the Merger.

Mr. Perley provided services as a contractor to AYRO Operating pursuant to an independent contractor agreement AYRO Operating entered into with an entity controlled by Mr. Perley.

The material terms of the employment agreements and the independent contractor agreements with the named executive officers of the Company are summarized below.

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Executive Employment Agreement with Thomas M. Wittenschlaeger

On September 23, 2021, the Company entered into an executive employment agreement (the “Wittenschlaeger Employment Agreement”) with Mr. Wittenschlaeger setting forth the terms and conditions of Mr. Wittenschlaeger’s employment as the Company’s Chief Executive Officer, effective September 23, 2021. Pursuant to the Wittenschlaeger Employment Agreement, Mr. Wittenschlaeger will serve as the Chief Executive Officer of the Company for a two-year initial term commencing on September 23, 2021, which term may be renewed for up to three successive one-year terms, unless earlier terminated by either party in accordance with the terms of the Wittenschlaeger Employment Agreement. Subject to the approval of the Company’s stockholders, Mr. Wittenschlaeger also serves as a member of the Board.

The Wittenschlaeger Employment Agreement provides that Mr. Wittenschlaeger is entitled to receive an annual base salary of two hundred-eighty thousand dollars ($280,000), payable in equal installments semi-monthly pursuant to the Company’s normal payroll practices. For the 2021 fiscal year, Mr. Wittenschlaeger was eligible to receive a partial bonus as determined by the Board, based upon the achievement of short-term target objectives and performance criteria as agreed upon by Mr. Wittenschlaeger and the Board, with such partial bonus payable no later than March 15, 2022. Mr. Wittenschlaeger is also eligible to receive, for subsequent fiscal years during the term of his employment, periodic bonuses up to 50% of his annual base salary upon achievement of target objectives and performance criteria, payable on or before March 15 of the fiscal year following the fiscal year to which the bonus relates. Targets and performance criteria shall be established by the Board after consultation with Mr. Wittenschlaeger, but the evaluation of Mr. Wittenschlaeger’s performance shall be at the Board’s sole discretion. The Wittenschlaeger Employment Agreement also entitles Mr. Wittenschlaeger to receive customary benefits and reimbursement for ordinary business expenses and relocation expenses of $15,000.

In connection with Wittenschlaeger’s appointment and as an inducement to enter into the Wittenschlaeger Employment Agreement, the Company granted Mr. Wittenschlaeger 450,000 shares of the Company’s restricted common stock, pursuant to a restricted stock award agreement entered into by the Company with Mr. Wittenschlaeger on September 23, 2021 (the “Restricted Stock Award Agreement”), which shares shall vest in tranches of 90,000 shares upon the achievement of certain stock price, market capitalization and business milestones.

The Company may terminate Mr. Wittenschlaeger’s employment due to death or disability, for cause (as defined in the Wittenschlaeger Employment Agreement) at any time after providing written notice to Mr. Wittenschlaeger, and without cause at any time upon thirty days’ written notice. Mr. Wittenschlaeger may terminate his employment without good reason (as defined in the Wittenschlaeger Employment Agreement) at any time upon thirty days’ written notice or with good reason, which requires delivery of a notice of termination within ninety days after Mr. Wittenschlaeger first learns of the existence of the circumstances giving rise to good reason, and failure of the Company to cure the circumstances giving rise to the good reason within thirty days following delivery of such notice.

If Mr. Wittenschlaeger’s employment is terminated by the Company for cause or if Mr. Wittenschlaeger resigns, Mr. Wittenschlaeger shall receive, within thirty days of such termination, any accrued but unpaid base salary and expenses required to be reimbursed pursuant to the Wittenschlaeger Employment Agreement. If Mr. Wittenschlaeger’s employment is terminated due to his death or disability, Mr. Wittenschlaeger or his estate will receive the accrued obligation Mr. Wittenschlaeger would have received upon termination by the Company for cause or by Mr. Wittenschlaeger by resignation, and any earned, but unpaid, bonus for services rendered during the year preceding the date of termination.

If Mr. Wittenschlaeger’s employment is terminated by the Company without cause (as defined in the Wittenschlaeger Employment Agreement) or upon non-renewal or by Mr. Wittenschlaeger for good reason, Mr. Wittenschlaeger is entitled to receive the accrued obligation Mr. Wittenschlaeger would have received upon termination by the Company for cause or by Mr. Wittenschlaeger by resignation, and any earned, but unpaid, bonus for services rendered during the year preceding the date of termination. In addition, subject to compliance with the restrictive covenants set forth in the Wittenschlaeger Employment Agreement and the execution of a release of claims in favor of the Company, the Company will pay the following severance payments and benefits: (i) an amount equal to twelve months’ base salary, payable in equal monthly installments over a twelve-month severance period; (ii) an amount equal to the greater of (x) the most recent annual bonus earned by Mr. Wittenschlaeger, (y) the average of the immediately preceding two year’s annual bonuses earned by Mr. Wittenschlaeger, or (z) if Mr. Wittenschlaeger’s termination of employment occurs during the first calendar year of the initial employment term before any annual bonus for a full twelve-month period of service has been paid, then the target bonus Mr. Wittenschlaeger is eligible for under the Wittenschlaeger Employment Agreement; provided that, other than the first year of the Wittenschlaeger Employment Agreement, no bonus amount shall be payable if the bonuses for the year of termination are subject to achievement of performance goals and such performance goals are not achieved by the Company for such year; and (iii) an amount intended to assist Mr. Wittenschlaeger with his post-termination health coverage, provided however, he is under no obligation to use such amounts to pay for continuation of coverage under the Company’s group health plan pursuant to COBRA.

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If Mr. Wittenschlaeger’s employment is terminated by the Company without cause or by Mr. Wittenschlaeger for good reason or upon non-renewal within 12 months following a change in control (as defined in the Wittenschlaeger Employment Agreement), Mr. Wittenschlaeger shall receive the severance payments and benefits he would receive in the event that the Company terminates Mr. Wittenschlaeger’s employment without cause or upon non-renewal or by Mr. Wittenschlaeger for good reason set forth above. In addition, certain performance milestones for his equity award will be waived, and certain unvested restricted shares shall immediately vest and no longer be subject to any holding period.

The Wittenschlaeger Employment Agreement also contains customary provisions relating to, among other things, confidentiality, non-competition, non-solicitation, non-disparagement, and assignment of inventions requirements.

Executive Employment Agreements with Rodney C. Keller, Jr.

Keller Employment Agreement

Pursuant to the Merger Agreement, effective upon consummation of the Merger and as a condition to the closing of the Merger, immediately prior to the effective time of the Merger, we entered into an executive employment agreement with Mr. Keller (the “Keller Employment Agreement”). Pursuant to the Keller Employment Agreement, Mr. Keller agreed to serve as our chief executive officer and as a director for the one-year initial term commencing upon effective time of the Merger, which term was to be automatically renewed for a successive one-year term, unless earlier terminated by either party upon four months’ written notice or terminated otherwise as set forth in the new employment agreement. Mr. Keller agreed to also serve as one of our directors.

The Keller Employment Agreement provided that Mr. Keller was entitled to a base salary of $250,000, which could be increased at the discretion of the Board but could not be decreased without Mr. Keller’s consent. Mr. Keller was also eligible to receive for fiscal years during the term of his employment periodic bonuses up to 50% of his annual base salary upon achievement of target objectives and performance criteria, payable on or before March 15 of the fiscal year following the fiscal year to which the bonus related. Except upon termination by us without cause or upon non-renewal, or by Mr. Keller for good reason, Mr. Keller was entitled to a bonus for a year, subject to achievement of the performance criteria, if he was employed by us as of December 31 for the year to which services to which the bonus applies were performed. Targets and performance criteria were to be established by the Board after consultation with Mr. Keller, but the evaluation of Mr. Keller’s performance was at the Board’s sole discretion.

As soon as administratively practicable after the closing date of the Merger, we agreed to grant Mr. Keller an award of 1,514,354 restricted stock units (giving effect to the Exchange Ratio and Reverse Split), equivalent to 5% of the issued and outstanding shares of Company common stock on a fully diluted basis, subject to the terms and conditions of our equity plan and form of restricted stock unit award agreement, which terms included (i) forfeiture of any unvested restricted stock units on termination of employment for any reason; and (ii) vesting of the restricted stock units as follows: (A) 33.33% upon our receipt of purchase orders for at least 500 AYRO vehicles to be sold to Club Car in calendar year 2020 with specified quarterly targets, provided, that (1) on or before December 16, 2019, a definitive written agreement with respect to such purchase is executed, and at least $1,000,000 of the purchase has been received by us; (2) on the closing date of the Merger, AYRO Operating secures borrowing based on a line of credit of $4,000,000 to support inventory purchase flow in line with the our 2020 budget; (3) the Merger closes on or before April 23, 2020 and we receives additional funding of at least $5,000,000 by the closing date of the Merger; (4) in the event the closing date of the Merger is after January 25, 2020, AYRO Operating and the investors mutually agree on the earlier release of approved funding of at least $500,000; and (5) we receive additional funding from third parties of at least $1,500,000 on or before September 30, 2020; (B) an additional 33.33% on the date that, in addition to the conditions set forth in (A), we enter into a definitive written agreement with Club Car or Ingersoll Rand on or before May 31, 2020, that results in a minimum equity investment of $1,500,000, and publicly discloses such investment; and (C) the remainder on the date that we achieves a minimum average valuation of 25% higher for twenty out of the thirty calendar days following the end of the first full quarter after the closing date of the Merger than our valuation on the date of the Merger, provided that the conditions set forth in (A) have been achieved by such date.

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On September 29, 2020, we entered into an amendment with Mr. Keller (the “Keller Amendment”) to the Keller Employment Agreement. The Keller Amendment (i) changed the form of certain equity awards from restricted stock units to shares of our restricted common stock, (ii) modified certain vesting conditions that apply to the restricted stock award as described in the Keller Employment Agreement and (iii) reduced the number of shares of restricted stock to be granted to Mr. Keller by the number of stock options to be granted to him by us contemporaneously with the Keller Amendment. Pursuant to the Keller Amendment, on September 29, 2020, we granted Mr. Keller 651,250 shares of restricted stock and options to purchase 459,468 shares of common stock at an exercise price of $3.17 per share. One-third of the shares underlying the options were to vest on the first anniversary of the date of grant, and the remaining optioned shares were to vest in twenty-four substantially equal monthly installments on each of the next twenty-four monthly anniversaries of the initial vesting date, provided that Mr. Keller has remained continuously employed by or has been providing services to us through the applicable vesting date.

The Keller Employment Agreement provided that we could terminate Mr. Keller’s employment for cause at any time after providing written notice to Mr. Keller, and without cause with thirty days’ written notice. Mr. Keller could terminate his employment without good reason at any time upon thirty days’ written notice or with good reason, which required delivery of a notice of termination within ninety days after Mr. Keller first learned of the existence of the circumstances giving rise to good reason, and failure of the combined company to cure the circumstances giving rise to the good reason within thirty days following delivery of such notice.

If we terminated Mr. Keller’s employment for cause or if Mr. Keller resigned, Mr. Keller would receive, within thirty days of such termination, any accrued but unpaid base salary and expenses required to be reimbursed, and all vested outstanding stock options would remain exercisable until the earlier of expiration of the option’s term or the date that is two years following the termination.

If Mr. Keller’s employment was terminated due to his death or disability, Mr. Keller or his estate would receive the accrued obligation Mr. Keller would have received upon termination by us for cause or by Mr. Keller by resignation, and any earned, but unpaid, bonus for services rendered during the year preceding the date of termination.

If we terminated Mr. Keller’s employment without cause or upon non-renewal or by Mr. Keller for good reason, Mr. Keller was entitled to receive the accrued obligation Mr. Keller would have received upon termination by us for cause or by Mr. Keller by resignation, and any earned, but unpaid, bonus for services rendered during the year preceding the date of termination. In addition, subject to compliance with the restrictive covenants set forth in the Keller Employment Agreement and the execution of a release of claims, we would pay the following severance payments and benefits: (1) an amount equal to twelve months’ base salary, payable in equal monthly installments over a twelve-month severance period; (2) an amount equal to the greater of (x) the most recent annual bonus earned by Mr. Keller, (y) the average of the immediately preceding two year’s annual bonuses earned by Mr. Keller, or (z) if Mr. Keller’s termination of employment occurred during the first calendar year of the initial employment term before any annual bonus for a full twelve-month period of service has been paid, then the target bonus Mr. Keller was eligible for under the employment agreement; provided that no bonus amount shall be payable if the bonuses for the year of termination are subject to achievement of performance goals and such performance goals are not achieved by the combined company for such year; provided further that the bonus amount shall be paid at the same time bonuses would be payable under the employment agreement as if Mr. Keller was actively employed; (3) all outstanding stock options and restricted stock unit awards granted would be fully and immediately vested, to the extent not previously vested and shares with respect to the restricted stock unit awards that become vested under the employment agreement shall be delivered within ten days of termination; and (4) continued healthcare coverage under the group health plan at the same cost, if any, imposed on our active employees, until the earlier of (x) the expiration of the severance period or (y) the date Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) coverage terminates or expires.

If we terminated Mr. Keller’s employment without cause or upon non-renewal or by Mr. Keller for good reason in connection with or within 24 months following a change in control (as defined in the Plan), Mr. Keller would receive the severance payments and benefits he would receive in the event that we terminate Mr. Keller’s employment without cause or upon non-renewal or by Mr. Keller for good reason set forth above, but instead of twelve months’ base salary, Mr. Keller will receive twenty-four months’ base salary over a twelve-month severance period and double the bonus amount he would have received without change in control.

The Keller Employment Agreement also contained certain standard noncompetition, non-solicitation, non-disparagement, confidentiality, and assignment of inventions requirements for Mr. Keller.

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Resignation of Chief Executive Officer and President

On September 21, 2021 (the “Keller Resignation Date”), Mr. Keller tendered his resignation from his roles as an officer, employee and director of the Company, effective immediately. Mr. Keller’s resignation was not in connection with any disagreement between Mr. Keller and the Company, its management, the Board or any committee of the Board on any matter relating to the Company’s operations, policies or practices, or any other matter.

Voluntary Separation Agreement, Release and Consulting Agreement

On September 21, 2021, in connection with Mr. Keller’s resignation, the Company and Mr. Keller entered into a Voluntary Separation Agreement, Release and Consulting Agreement, dated September 20, 2021 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Keller was to perform certain consultant services for the Company pertaining to matters and business of the Company for a period of not less than one month and not more than three months, depending on the employment status of Mr. Keller during such period (the “Consultancy Period”). During the Consultancy Period, Mr. Keller was entitled to receive (i) a base salary of $20,833.30 per month, representing Mr. Keller’s base salary prior to the Keller Resignation Date, (ii) a cash separation payment in the amount of $650,000.00, less applicable tax deductions and withholdings (the “Separation Payment”), with $312,500.00 of the Separation Payment payable within 14 days of the Keller Resignation Date, subject to certain conditions being met, and the remainder being payable within 30 days of the last day of the Consultancy Period, and (iii) reimbursement for continuation coverage under COBRA, for Mr. Keller, his spouse and dependents for a period of up to 18 months following the Keller Resignation Date, provided that Mr. Keller had not obtained subsequent employment with comparable or better medical, vision and dental coverage. The Separation Agreement provided Mr. Keller the opportunity to revoke his acceptance of the Separation Agreement within eight calendar days of the Keller Resignation Date, in which case the Separation Agreement would not be effective and would be deemed void.

In exchange for the consideration provided to Mr. Keller in the Separation Agreement, Mr. Keller and the Company agreed to mutually waive and release any claims in connection with Mr. Keller’s employment, separation and resignation from the Company.

In connection with the execution of the Separation Agreement, the Keller Employment Agreement was terminated; provided, however, that certain surviving customary confidentiality provisions and restrictive covenants remain in full force and effect. The Separation Agreement also provides for certain customary covenants regarding confidentiality and non-disparagement.

Pursuant to the Keller Employment Agreement, all of Mr. Keller’s outstanding stock options and awarded shares were to be delivered by the Company within ten days of the Keller Resignation Date, to the extent such awards had not previously vested; provided, however that Mr. Keller had not exercised any revocation rights prior to the payment being due.

Executive Employment Agreement with Curtis Smith

Pre-Merger Smith Employment Agreement

Pursuant to his employment agreement, effective March 8, 2018, and to subsequent actions by AYRO Operating’s board of directors, Curtis E. Smith was entitled to a base salary of $200,000 and a target annual bonus in the amount of 25% of his annual base salary. The target annual bonus was based on Mr. Smith’s performance, as determined by AYRO Operating’s board of directors in its sole discretion, against fundamental corporate and/or individual objectives to be determined by AYRO Operating’s board of directors. Mr. Smith was eligible to participate in the AYRO Operating Equity Plan (as defined below), subject to the discretion of AYRO Operating’s board of directors, if and when the board of directors determined to make a grant to him. Pursuant to Mr. Smith’s employment agreement, as consideration for entering into the employment agreement, AYRO Operating granted nonqualified options to acquire 109,072 shares of AYRO Operating common stock (giving effect to the Exchange Ratio and Reverse Split) with an exercise price of $2.446 in March 2018.

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Smith Employment Agreement Amendment

On May 28, 2020, immediately prior to the effective time of the Merger, AYRO Operating entered into an amendment to its executive employment agreement with Mr. Smith (the “Smith Amendment”). The Smith Amendment provided that if Mr. Smith’s employment was terminated upon either party’s failure to renew or by Mr. Smith without good reason, then all of Mr. Smith’s vested, outstanding stock options would remain exercisable until the earlier of the expiration of the option’s term or the date that is two years following the termination. The Smith Amendment further provided that if Mr. Smith’s employment was terminated by AYRO Operating without cause or by Mr. Smith for good reason, then all outstanding equity awards granted to Mr. Smith pursuant to his employment agreement would be fully and immediately vested, to the extent not previously vested, and all of his then vested, outstanding stock options would remain exercisable until the earlier of the expiration of the options’ term or the date that is two years following termination. On September 29, 2020, Mr. Smith was awarded options to purchase 169,906 shares of our common stock, at an exercise price of $3.17 per share. One-third of the shares underlying the options vested on the first anniversary of the date of grant, and the remaining optioned shares would vest in twenty-four substantially equal monthly installments on each of the next twenty-four monthly anniversaries of the initial vesting date, provided that Mr. Smith had remained continuously employed by or had been providing services to us through the applicable vesting date.

Resignation of Chief Financial Officer and General Release and Severance Agreement

Effective as of January 14, 2022 (the “Smith Resignation Date”), Mr. Smith resigned from his role as an officer and employee of the Company.

On January 14, 2022, in connection with Mr. Smith’s resignation, the Company and Mr. Smith entered into a General Release and Severance Agreement (the “Smith Severance Agreement”). Pursuant to the Smith Severance Agreement, Mr. Smith was entitled to receive a cash separation payment in the amount of $237,500.00, less applicable tax deductions and withholdings, payable in a lump sum within 8 days of January 21, 2022.

The Smith Severance Agreement provided Mr. Smith the opportunity to revoke his acceptance of the Smith Severance Agreement within eight calendar days of the Smith Resignation Date, in which case the Smith Severance Agreement would not be effective and would be deemed void.

In exchange for the consideration provided to Mr. Smith in the Smith Severance Agreement, Mr. Smith and the Company agreed to mutually waive and release any claims in connection with Mr. Smith’s hiring, compensation, benefits, employment, or separation from employment with the Company.

In connection with the execution of the Smith Severance Agreement, Mr. Smith’s existing executive employment agreement, as amended, was terminated; provided, however, that certain surviving customary confidentiality provisions and related covenants remain in full force and effect. The Smith Severance Agreement also provides for certain customary mutual covenants regarding confidentiality, indemnification and non-disparagement.

Under the Smith Severance Agreement, the treatment of any outstanding equity awards to Mr. Smith shall be determined in accordance with the terms of the AYRO, Inc. 2017 Long Term Incentive Plan (the “AYRO Operating Equity Plan”) and the applicable award agreement.

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Independent Contractor Agreement with Richard Perley

On September 9, 2019, AYRO Operating appointed Mr. Perley as Chief Marketing Officer. AYRO Operating initially paid Mr. Perley $8,333 per month, based on 50% normal business hours utilization, upon receipt of invoice, which was later increased to $16,667 per month on October 1, 2019 when Mr. Perley became a full-time associate. Such amount may have been increased or decreased based on actual hours worked. AYRO Operating was to pay Mr. Perley quarterly MBO targeted at $12,500 per quarter, based on MBOs mutually agreed upon by the parties, payment of which will commence after the completion of the Merger. Mr. Perley was also eligible to participate in a commission pooling plan with the other sales team participants. Pursuant to an independent contractor agreement between the Company and PerlTek, a corporation owned and controlled by Mr. Perley, dated August 27, 2018 (along with any statements of work and addenda thereto, the “Perley Independent Contractor Agreement”), AYRO Operating granted Mr. Perley options to purchase 54,536 shares of AYRO Operating common stock pursuant to the AYRO Operating Equity Plan (as defined below), with such share numbers giving effect to the Exchange Ratio and Reverse Split.

Either Mr. Perley or AYRO Operating may have terminated the Perley Independent Contractor Agreement at any time and for any reason with 90 days’ advance written notice.

If AYRO Operating terminated the contract for cause or if Mr. Perley terminated the contract without good reason, Mr. Perley would have received his earned fees, commissions and quarterly MBO payment. If the contract was terminated by Mr. Perley for good reason or by AYRO Operating without cause, Mr. Perley would have received his earned fees, commissions and quarterly MBO payment and continued payments of fees, quarterly MBO payment and commissions owned based on the mutually agreed commission plan for six months following their termination date in an aggregate amount equal to the greater of (1) Mr. Perley’s monthly fees, quarterly MBO and qualifying commissions for the year in which the termination date occurred, or (2) Mr. Perley’s monthly fees, quarterly MBO and qualifying commissions averaged for 6 months prior to the termination date. In addition, pursuant to the option award agreements executed upon each option grant made to Mr. Perley, upon termination by AYRO Operating not for cause (as defined in such option agreements), Mr. Perley may have exercised the options vested as of the date of his termination by the earlier of (i) the date that was 3 months following Mr. Perley’s termination or (ii) the expiration date (unless being exercised by his estate).

The Perley Independent Contractor Agreement also contained certain standard non-solicitation, confidentiality, indemnification and assignment of work products.

On September 29, 2020, Mr. Perley was awarded options to purchase 56,147 shares of our common stock.at an exercise price of $3.17 per share. One-third of the shares underlying the options vested on the first anniversary of the date of grant, and the remaining optioned shares were to vest in twenty-four substantially equal monthly installments on each of the next twenty-four monthly anniversaries of the initial vesting date, provided that Mr. Perley had remained continuously employed by or had been providing services to us through the applicable vesting date.

Termination of Engagement of Chief Marketing Officer and General Release Agreement

Effective as of January 14, 2022 (the “Perley Termination Date”), Mr. Perley terminated his engagement with the Company. As such, the Perley Independent Contractor Agreement was terminated; provided, however, that certain surviving customary confidentiality provisions and related covenants remain in full force and effect.

On January 14, 2022, in connection with the termination of the Perley Independent Contractor Agreement, the Company and Mr. Perley entered into a General Release Agreement (the “Perley Release Agreement”). Pursuant to the Perley Release Agreement, Mr. Perley was entitled to receive a cash separation payment in the amount of $237,500.00, payable in a lump sum following the expiration of 8 days following January 14, 2022.

In exchange for the consideration provided to Mr. Perley in the Perley Release Agreement, Mr. Perley and the Company agreed to mutually waive and release any claims in connection with Mr. Perley’s compensation, engagement, or cessation from engagement with the Company. The Perley Release Agreement also provides for certain customary mutual covenants regarding confidentiality, indemnification and non-disparagement.

Under the Perley Release Agreement, the treatment of any outstanding equity awards to Mr. Perley shall be determined in accordance with the terms of the AYRO Operating Equity Plan and the applicable award agreement.

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Equity Compensation

AYRO, Inc. 2020 Long-Term Incentive Plan

On April 21, 2020, our Board adopted the Plan, subject to stockholder approval, which was obtained on May 28, 2020. Our outside directors and our employees, including the principal executive officer, principal financial officer and other named executive officers, and certain contractors are all eligible to participate in the Plan. The Plan was amended by stockholder vote on November 9, 2020 to increase the total number of shares of our common stock authorized for issuance under the Plan to 4,089,650 shares.

Purpose. The purpose of the Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors of the Company or any of our subsidiaries. The Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our common stock. The Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The Plan was approved by our Board on April 21, 2020 (the “Effective Date”), subject to the Plan’s approval by our stockholders. The Plan will terminate on the tenth anniversary of the Effective Date, unless sooner terminated by our Board. No award may be made under the Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. Subject to certain adjustments, the maximum number of shares of our common stock that may be issued pursuant to awards under the Plan is 4,089,650 shares, 100% of which may be delivered as incentive stock options.

Shares to be issued may be made available from authorized but unissued shares of our common stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the Plan. If an award under the Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price upon the exercise of a stock option or other award granted under the Plan, the number of shares available for future awards under the Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to us; shares cancelled on account of termination, expiration, or lapse of an award; shares surrendered in payment of the option price of an option; or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant as incentive stock options under the Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. The Plan shall be administered by our Board or such committee of the Board as it designated by it to administer the Plan (the “Committee”). At any time there is no Committee to administer the Plan, any reference to the Committee is a reference to the Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the Plan; establish and revise rules and regulations relating to the Plan; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the Plan. The Committee may delegate certain of its duties to one or more of our officers as provided in the Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or any of our subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance, are eligible to participate in the Plan. As of the Record Date, we had 42 employees, 2 contractors, and six non-employee directors who would be eligible for awards under the Plan.

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Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, provided that only employees of the Company and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of common stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting us to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award (or freestanding SARs) or in conjunction with options granted under the Plan (or tandem SARs). SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of our common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our common stock on the date of grant. The Committee will determine the terms of each SAR award at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR award, the times at which each SAR award will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in common stock, cash, or a combination of both as determined by the Committee.

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our common stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of the restricted period as specified by the Committee. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions or conditions. Except as otherwise provided in the Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of common stock that is the subject of the restricted stock, including, if applicable, the right to vote the common stock and the right to receive any dividends thereon.

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Dividend Equivalent Rights. The Committee is authorized to grant a dividend equivalent right to any participant, either as a component of another award or as a separate award, conferring upon the participant the right to receive credits based on the cash dividends that would have been paid on the shares of common stock specified in the award as if such shares were held by the participant. The terms and conditions of the dividend equivalent right shall be specified in the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of common stock, units, or other rights based upon, payable in, or otherwise related to our common stock. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria which shall consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality, or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational, or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity, or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or of any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

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Vesting, Forfeiture and Recoupment, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of such awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, as such policy may be approved or modified by our Board from time to time.

Awards granted under the Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of our common stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any stock option to violate Section 422 or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the Plan. Our Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the Plan and any awards under the Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by our Board regarding amendment or discontinuance of the Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the Plan without the consent of the affected participant.

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On February 24, 2021, pursuant to the Plan, the Company issued 172,000 shares of restricted stock to non-executive directors at a value of $7.66 per share. All awards vested during the year ended December 31, 2021.

In September 2021, pursuant to the employment agreement with Thomas M. Wittenschlaeger, the Company issued 450,000 shares of restricted stock at a value of $2.48 per share. These shares will vest in tranches of 90,000 shares as predetermined value-based targets are met.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to all unexercised stock options and unvested shares of restricted stock outstanding owned by the named executive officers as of December 31, 2021.

	OPTION AWARDS					STOCK AWARDS
Named Executive Officer or Director	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not yet vested (#)		Market value of shares or units of stock that have not vested ($)
Thomas M. Wittenschlaeger, Chief Executive Officer and Director	-		-	-	-	450,000	(1)	1,117,092
Rod Keller President, Chief	31,812	(2)	-	$3.48	3/31/2029	-		-
Executive Officer and Director	389,042	(3)	-	$3.17	9/29/2030	-		-
Curtis Smith	109,072	(4)	-	$2.45	3/12/2028	-		-
Chief Financial	45,447	(5)	9,089	$3.48	3/31/2029	-		-
Officer	70,794	(6)	99,112	$3.17	9/29/2030	-		-
Richard Perley	36,657	(7)	17,879	$4.03	9/30/2029	-		-
Chief Marketing Officer	23,395	(8)	32,752	$3.17	9/29/2030	-		-

(1)	These shares of restricted stock vest in five tranches upon the achievement of certain stock price, market capitalization and business milestones.
(2)	These options vest over three years, with one-sixth (1/6) of the options vesting every six months, commencing on the six-month anniversary of March 31, 2019. Mr. Keller resigned from the Company effective September 20, 2021. In connection with his resignation, the Company delivered to Mr. Keller all option awards and stock awards not previously vested.
(3)	These options vest over three years, with one-third (1/3) of the options vesting on December 4, 2020, one-third (1/3) of the options vesting on December 4, 2021 and one-third (1/3) of the options vesting on December 4, 2022. In connection with his resignation on September 20, 2021, the Company delivered to Mr. Keller all option awards and stock awards not previously vested.
(4)	These options vested over three years, with one-sixth (1/6) of the options vesting every six months, commencing on the six-month anniversary of March 12, 2018.
(5)	These options vest over three years, with one-sixth (1/6) of the options vesting every six months, commencing on the six-month anniversary of March 31, 2019.
(6)	These options vest over three years, with one-third (1/3) of the options vesting on September 29, 2021 and one-twenty-fourth (1/24) of the options vesting every month thereafter.
(7)	These options vest over three years, with one-sixth (1/6) of the options vesting every six months, commencing on the six-month anniversary of September 30, 2019.
(8)	These options vest over three years, with one-third (1/3) of the options vesting on September 29, 2021 and one-twenty-fourth (1/24) of the options vesting every three months thereafter.

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Retirement Benefits

We do not currently have plans providing for the payment of retirement benefits to our officers or directors, other than as described under “Narrative Disclosure to Summary Compensation Table” above.

Change in Control Agreements

We do not currently have any change-of-control or severance agreements with any of our executive officers or directors, other than as described under “Narrative Disclosure to Summary Compensation Table” above. In the event of the termination of employment of the named executive officers, any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination, other than as described under “Narrative Disclosure to Summary Compensation Table” above.

AYRO Operating Equity Plan

Pursuant to the Merger Agreement, effective as of the effective time of the Merger, the Company assumed the AYRO Operating Equity Plan, assuming all of AYRO Operating’s rights and obligations with respect to the options issued thereunder. Immediately thereafter, the Company terminated the ability to offer future awards under the AYRO Operating Equity Plan.

The AYRO Operating Equity Plan, effective as of January 1, 2017, allowed for the granting of a variety of equity-based awards to provide AYRO Operating with flexibility in attracting and retaining key employees, consultants, and nonemployee directors and to provide such persons with additional incentive opportunities designed to enhance AYRO Operating’s profitable growth. Consequently, the AYRO Operating Equity Plan primarily provided for the granting of incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, other stock-based awards, or a combination of the foregoing.

Authorized Shares. At inception, a total of 125,000 shares of AYRO Operating common stock (without giving effect to the Exchange Ratio or the Reverse Split) that occurred immediately after the effective time of the Merger, were authorized for issuance under the AYRO Operating Equity Plan. The AYRO Operating Equity Plan was amended from time to time to increase the maximum number of shares authorized for issuance under the AYRO Operating Equity Plan. A total of 6,410,000 shares of common stock were authorized under the AYRO Operating Equity Plan, without giving effect to the Exchange Ratio or the Reverse Split that occurred immediately after the effective time of the Merger.

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Plan Administration. As permitted by the terms of the AYRO Operating Equity Plan, the AYRO Operating board of directors delegated administration of the AYRO Operating Equity Plan to the compensation committee of AYRO Operating’s board of directors (the “AYRO Operating Committee”). As used herein with respect to the AYRO Operating Equity Plan, the term “AYRO Operating Committee” refers to any committee AYRO Operating’s board of directors may have appointed to administer the AYRO Operating Equity Plan as well as to the board of directors itself. Subject to the provisions of the AYRO Operating Equity Plan, the AYRO Operating Committee had the power to construe and interpret the AYRO Operating Equity Plan and awards granted under it and to determine the persons to whom and the dates on which awards would have been granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may have been exercised, the exercise price, the type of consideration to have been paid, and the other terms and provisions of each award, which need not have been identical. All decisions, determinations and interpretations by the AYRO Operating Committee regarding the AYRO Operating Equity Plan and any awards granted under it were final, binding and conclusive on all participants or other persons claiming rights under the AYRO Operating Equity Plan or any award.

Options. Options granted under the AYRO Operating Equity Plan may (i) either have been “incentive stock options” within the meaning of Section 422 of the Code, or “nonqualified stock options,” and (ii) became exercisable in cumulative increments (“vest”) as determined by the AYRO Operating Committee. Such increments may have been based on continued service to AYRO Operating over a certain period of time, the occurrence of certain performance milestones, or other criteria as determined by the Committee. Options granted under the AYRO Operating Equity Plan may have been subject to different vesting terms. The AYRO Operating Committee generally had the power to accelerate the time during which an option may have vested or have been exercised. Options may not have had an exercise price per share of less than 100% (110% in the case of a participant who owned more than 10% of the combined voting power of AYRO Operating or an affiliate (a “10% Stockholder”)) of the fair market value of a share of AYRO Operating common stock on the date of grant or a term longer than ten years (five years in the case of a 10% Stockholder). To the extent provided by the terms of an option, a participant may have satisfied any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing AYRO Operating to withhold a portion of the stock otherwise issuable to the participant upon exercise, or by such other method as may be set forth in the option agreement or authorized by the AYRO Operating Committee. The treatment of options under the AYRO Operating Equity Plan upon a participant’s termination of employment with or service to AYRO Operating were set forth in the applicable award agreement, which typically provided that the options will terminate three months after a termination of employment or service. Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death. Non-qualified stock options are transferable to certain permitted transferees (as provided in the AYRO Operating Equity Plan) to the extent included in the option award agreement.

Restricted Stock and Restricted Stock Unit Awards. Subject to certain limitations, the AYRO Operating Committee was authorized to grant awards of restricted stock and restricted stock units, which were rights to receive shares of AYRO Operating common stock or cash, as determined by the AYRO Operating Committee and as set forth in the applicable award agreement, upon the settlement of the restricted stock units at the end of a specified time period. The AYRO Operating Committee may have imposed any restrictions or conditions upon the vesting of restricted stock or restricted stock unit awards, or that delay the settlement of a restricted stock unit award after it vests, that the AYRO Operating Committee deemed appropriate and in accordance with the requirements of Section 409A of the Code and the regulations and other authoritative guidance issued thereunder. Dividend equivalents may have been credited in respect of shares covered by a restricted stock or a restricted stock unit award, as determined by the AYRO Operating Committee. At the discretion of the AYRO Operating Committee, such dividend equivalents may have been converted into additional shares covered by restricted stock or restricted stock units, as applicable. If a restricted stock or restricted stock unit award recipient’s employment or service relationship with AYRO Operating terminated, any unvested portion of the restricted stock or restricted stock unit award would be forfeited, unless the participant’s award agreement provided otherwise. Restricted stock and restricted stock unit awards are generally not transferable except (i) by will or by the laws of descent and distribution or (ii) to certain permitted transferee, to the extent provided in the award agreement.

Other Awards. Other awards permitted under the AYRO Operating Equity Plan included stock appreciation rights, bonus stock, dividend equivalents, and other stock-based awards that were denominated or payable in, valued in whole or in part by reference to or otherwise based on or related to AYRO Operating common stock.

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Certain Adjustments; Change in Control. In connection with any reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or other change in AYRO Operating’s capital structure, the AYRO Operating Committee would have appropriately adjusted the type(s), class(es) and number of shares of common stock subject to the AYRO Operating Equity Plan (and the other share limits contained therein), and any outstanding awards would also be appropriately adjusted as to the type(s), class(es), number of shares and exercise price per share of common stock subject to such awards.

In the event of a “Change in Control” (as defined in the AYRO Operating Equity Plan), the AYRO Operating Committee would have approved, without the consent or approval of any participant, one or more of the following alternatives with respect to outstanding awards under the AYRO Operating Equity Plan: (i) accelerate the time at which outstanding awards may be exercised, whether in full or in part, or for a limited period of time on or before a specified date after which date all unexercised awards and all rights of holders thereunder shall terminate; (ii) require the surrender of some or all of a participant’s outstanding awards, upon which such awards shall be cancelled and the participant shall receive an amount in cash equal to the positive difference, if any, between the underlying stock’s then current fair market value over the award’s exercise or purchase price, as applicable; or (iii) make such adjustments to outstanding awards as the AYRO Operating Committee deemed appropriate to reflect such Change in Control. Any determination of the AYRO Operating Committee with regard to any outstanding awards under the AYRO Operating Equity Plan in connection with a Change in Control would be final, binding and conclusive.

Amendment, Termination. AYRO Operating’s board of directors may have amended, altered, suspended, discontinued, or terminated the AYRO Operating Equity Plan, provided that no such amendment would have adversely affected the rights of any participant without the participant’s consent.

Equity Compensation Plan Information

	Equity Compensation Plan Information
	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (1)	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category:
Equity compensation plans approved by security holders: Plan (Options and Restricted Stock)	2,590,910	$3.06	1,498,740
Equity compensation plans not approved by security holders: AYRO Operating Equity Plan (Options) (2)	477,983	$5.36	-
Equity compensation plans approved by security holders: 2014 DropCar (Options)	61,440	$46.95	-
Other equity compensation plans not approved by security holders	-	-	-
Total	3,130,333		1,498,740

(1)	The weighted-average exercise price set forth in this column is calculated excluding outstanding restricted stock awards since recipients of such awards are not required to pay an exercise price to receive shares subject to these awards.

(2)	Represents shares of common stock deliverable upon exercise of options under the 2017 LTIP adopted by AYRO Operating prior to the Merger.

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AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Friedman LLP was responsible for performing an independent audit of the consolidated financial statements for the year ended December 31, 2021 and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2021, and the independent auditor’s reports on those financial statements, with management and with our independent auditors for the year ended December 31, 2021, Friedman LLP.

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Friedman LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letters from Friedman LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountants’ communication with the Audit Committee concerning independence. The Audit Committee concluded that Friedman LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in AYRO’s Annual Report on Form 10-K for fiscal year 2021, as amended, that was filed with the SEC.

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AUDIT COMMITTEE

Greg Schiffman (Chairman)

Joshua Silverman

Zvi Joseph

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Pre-Approval Policies and Procedures

Under the Audit Committee’s pre-approval policies and procedures, the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firms. On an annual basis, the Audit Committee pre-approves a list of services that may be provided by the independent registered public accounting firms without obtaining specific pre-approval from the Audit Committee.

The Audit Committee has delegated pre-approval authority to the Audit Committee chairman and any pre-approved actions by the Audit Committee chairman as designee are reported to the Audit Committee for approval at its next scheduled meeting.

All of the services rendered by Friedman LLP in 2021 and 2020 were pre-approved by the Audit Committee.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF MARCUM LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2022, subject to stockholder ratification.

The Audit Committee has reviewed the independence of Marcum LLP as auditor. The Audit Committee has concluded that Marcum LLP is independent and that it is in the best interests of the Company and its stockholders to retain Marcum LLP as independent auditor for 2022.

A representative of Marcum LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Friedman LLP served as the Company’s independent registered public accounting firm from 2019 until September 21, 2022. As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2022, based on information provided by Friedman LLP, effective September 1, 2022, Friedman combined with Marcum LLP and continued to operate as an independent registered public accounting firm as a wholly-owned subsidiary of Marcum LLP. Friedman LLP continued to serve as the Company’s independent registered public accounting firm through September 21, 2022. On September 21, 2022, the Audit Committee of the Board approved the dismissal of Friedman LLP as the Company’s independent registered public accounting firm and the engagement of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, effective as of such date. Since September 21, 2022, the services previously provided by Friedman have been provided by Marcum.

The reports of Friedman LLP on the Company’s consolidated financial statements for each of the two fiscal years ended December 31, 2021 and 2020, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through September 21, 2022, (i) there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with Friedman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman LLP, would have caused Friedman LLP to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such period, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except that the Company identified a material weakness in its internal controls over financial reporting related to segregation of duties, which was described in Item 4 of the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2022, March 31, 2022, September 30, 2021, June 30, 2021 and March 31, 2021 and Item 9A of the Company’s Annual Reports on Form 10-K for the years ended December 31, 2021 and 2020. The Audit Committee discussed the subject matter of the reportable events with Friedman LLP, and notwithstanding these material weaknesses in internal control over financial reporting, the Company has concluded that, based on its knowledge, the consolidated financial statements, and other financial information included in its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2022, March 31, 2022, September 30, 2021, June 30, 2021 and March 31, 2021 and its Annual Reports on Form 10-K for the years ended December 31, 2021 and 2020 present fairly, in all material respects, the Company’s financial condition, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through September 21, 2022, neither the Company nor anyone on its behalf has consulted with Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are defined in Regulation S-K Item 304(a)(1)(iv) and (v), respectively.

41

Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional audit services rendered by Friedman LLP for the audit of our annual financial statements for the years ended December 31, 2021 and 2020 and fees billed for other services rendered by Friedman LLP and other professional accounting firms during those periods. As discussed above, Marcum LLC was engaged as our independent registered accounting firm in September 2022. The percentage of services set forth below in the category audit related fees that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 100%.

	2021	2020
Audit Fees:(1)	$256,611	$226,229
Audit-Related Fees:(2)	53,482	253,269
Tax Fees:(3)	8,700	5,800
All Other Fees:(4)	-	-
Total	$318,793	$485,298

(1)	Audit Fees include fees for services rendered for the audit of our annual financial statements, the review of financial statements included in our Quarterly Reports on Form 10-Q, assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with regulatory filings. In 2021, $256,611 was billed for audit fees, of which $172,963 was billed by Friedman LLP in connection with our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the remainder was billed by Friedman LLP in connection with our Quarterly Reports on Form 10-Q for the first, second and third quarters of 2021. In 2020, $226,229 was billed for audit fees, of which $148,110 was billed by Friedman LLP in connection with our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the remainder was billed by Friedman LLP in connection with our Quarterly Reports on Form 10-Q for the second and third quarters of 2020.
(2)	Audit-Related Fees principally include fees incurred for due diligence in connection with potential transactions and accounting consultations.
(3)	Tax Fees include fees for services rendered for tax compliance, tax advice, and tax planning.
(4)	All Other Fees would include fees that do not constitute Audit Fees, Audit-Related Fees, or Tax Fees. There were no other fees incurred with Friedman LLP in 2021 or 2020.

Approval of Independent Registered Public Accounting Firm Services and Fees

The Board requests that stockholders ratify the appointment of Marcum LLP as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2022. In the event that the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Board determines that such a change could be in the best interest of our stockholders.

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to adopt the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

The Board recommends a vote FOR the ratification of the appointment of Marcum LLP.

42

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our 2023 annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for the 2023 annual meeting must submit the proposal to us in writing to the attention of the Secretary at AYRO, Inc., 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664. The proposal must be received no later than June 30, 2023. However, pursuant to Rule 14a-8, if the 2023 annual meeting is held on a date that is before November 14, 2023 or after January 13, 2024, then a stockholder proposal submitted for inclusion in our proxy statement for the 2023 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2023 annual meeting.

Stockholders wishing to submit proposals to be presented directly at the 2023 annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our Bylaws and applicable law concerning stockholder proposals. To be timely in connection with the 2023 annual meeting, a stockholder proposal concerning director nominations or other business must be received by our Secretary at our principal executive offices between August 14, 2023 and September 13, 2023; provided, however, if and only if the 2023 annual meeting is not scheduled to be held between November 14, 2023 and February 12, 2024, such stockholder’s notice must be received by our Secretary at our principal executive offices not earlier than 120 days prior to the date of the 2023 annual meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2023 annual meeting or (B) the date which is 90 days prior to the date of the 2023 annual meeting.

For next year’s annual meeting, we will be required pursuant to new Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the Annual Meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, notice must be received no later than October 16, 2023. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

A copy of AYRO, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to AYRO, Inc., 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664.

43

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AYRO2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D92134-P81491

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AYRO, INC.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01) Thomas M. Wittenschlaeger
02) Joshua Silverman
03) Wayne R. Walker
04) George Devlin
05) Sebastian Giordano
06) Zvi Joseph
07) Greg Schiffman

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D92135-P81491

AYRO, INC.
Annual Meeting of Shareholders
December 14, 2022 12:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Joshua Silverman, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of AYRO, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 12:00 PM, EST on December 14, 2022, at the Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/AYRO2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side